SCHNITZER INVESTMENT CORP.

3200 NW Yeon Avenue

P.O. Box 10047

Portland, Oregon 97296-0047

March 22, 1999

Mr. Robert W. Philip

Schnitzer Steel Industries, Inc.

3200 N.W. Yeon Avenue

Portland, Oregon  97210

RE:  Lease Agreement dated September 1, 1998

Dear Bob:

Schnitzer Investment Corp. (“SIC”) hereby agrees to adjust the rent of Schnitzer Steel Industries, Inc. (“SSI”) for the buildings and land leased at 12005 North Burgard Road under the referenced Lease Agreement.  The current rent through August of 2003, is $109,945.00 per month.  Retroactive to March 1, 1999, SIC is willing to adjust the monthly base rent as follows:

03/01/99 – 12/31/99	$82,118.00
01/01/00 – 12/31/00	92,633.00
01/01/01 – 08/31/02	126,767.00
09/01/02 – 08/31/03	133,612.00

SSI will receive a credit invoice for the overpayment in March of 1999.  If this adjustment is acceptable to you, please sign below and return a fully-executed original of this letter to me.

Very Truly Yours,	Approved and Accepted:

SCHNITZER INVESTMENT CORP.	SCHNITZER STEEL INDUSTRIES, INC.

/s/K. Novack	/s/R. Philip
Kenneth M. Novack	Robert W. Philip
President	President

cc:       Barry A. Rosen

            Rebecca Widden

            Sherie Weisenberg